UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2021

ORBCOMM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 W. Passaic Street

Rochelle Park, New Jersey 07662

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 363-4900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ORBC	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 8th, 2021, ORBCOMM Inc. (the “Company” or “ORBCOMM”) held a special meeting of stockholders (the “Special Meeting”) in connection with its previously announced business combination (the “Business Combination”) with GI DI Orion Acquisition Inc, a Delaware corporation (“Parent” or “Orion”), pursuant to that certain Agreement and Plan of Merger, dated as of April 7, 2021 (as amended, modified or supplemented from time to time, the “Merger Agreement”) by and among the Company, Parent, and GI DI Orion Merger Sub Inc, a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”).

At the Special Meeting, the Company’s stockholders voted on the proposals set forth below, each of which is described in greater detail in the proxy statement filed by the Company with the Securities and Exchange Commission (“SEC”) on May 27, 2021 (the “Proxy Statement”). At the Special Meeting, there were 54,610,902 shares voted by proxy or in person, and each of the proposals was approved by the stockholders.

The final voting results for each of the proposals submitted for shareholder vote at the Special Meeting are set forth below:

Proposal 1: vote to adopt the Merger Agreement, pursuant to which, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly-owned subsidiary of Parent. The number of votes cast with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,146,889	371,946	92,067	0

Proposal 2: vote to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger. The number of votes cast with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,388,095	2,953,261	269,267	0

Proposal 3: vote to approve the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the Merger Agreement or in the absence of a quorum. The number of votes cast with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,134,221	4,376,908	99,773	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.

By:	/s/ Christian Le Brun
Name:	Christian Le Brun
Title:	Executive Vice President and
Chief Legal and Human Resources Officer

Date: July 8, 2021

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